Exhibit s

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that E. VIRGIL CONWAY (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by Duff & Phelps Utility and Corporate Bond Trust Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2006, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 9th day of August, 2006.

/s/ E. Virgil Conway
Name: E. Virgil Conway

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that HARRY DALZELL-PAYNE (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for her and in her name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by Duff & Phelps Utility and Corporate Bond Trust Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2006, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 14th day of August, 2006.

/s/ Harry Dalzell-Payne
Name: Harry Dalzell-Payne

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that FRANCIS E. JEFFRIES (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by Duff & Phelps Utility and Corporate Bond Trust Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2006, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 3rd day of August, 2006.

/s/ Francis E. Jeffries
Name:	Francis E. Jeffries

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that NANCY LAMPTON (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for her and in her name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by Duff & Phelps Utility and Corporate Bond Trust Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2006, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 3rd day of August, 2006.

/s/ Nancy Lampton
Name: Nancy Lampton

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that PHILIP R. MCLOUGHLIN (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by Duff & Phelps Utility and Corporate Bond Trust Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2006, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 6th day of August, 2006.

/s/ Philip R. McLoughlin
Name: Philip R. McLoughlin

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that GERALDINE M. MCNAMARA (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by Duff & Phelps Utility and Corporate Bond Trust Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2006, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 4th day of August, 2006.

/s/ Geraldine M. McNamara
Name: Geraldine M. McNamara

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that EILEEN A. MORAN (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by Duff & Phelps Utility and Corporate Bond Trust Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2006, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 3rd day of August, 2006.

/s/ Eileen A. Moran
Name: Eileen A. Moran

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that CARL F. POLLARD (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by Duff & Phelps Utility and Corporate Bond Trust Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2006, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 3rd day of August, 2006.

/s/ Carl F. Pollard
Name: Carl F. Pollard

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that DAVID J. VITALE (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by Duff & Phelps Utility and Corporate Bond Trust Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2006, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 4th day of August, 2006.

/s/ David J. Vitale
Name: David J. Vitale